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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 23, 2002
                                                        -------------------


                           IDINE REWARDS NETWORK INC.
                    ---------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                      001-13806                 84-6028875
     ----------------            ---------------------       --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



        11900 Biscayne Boulevard
              Miami, Florida                                        33181
 ----------------------------------------                     ------------------
 (Address of Principal Executive Offices)                        (Zip Code)




       Registrant's telephone number, including area code: (305) 892-3300
                                                           ---------------




                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.   Other Events

iDine Rewards Network Inc. today announced that its board of directors elected Samuel Zell as Chairman at its regularly scheduled board meeting.

Mr. Zell succeeds Sheli Z. Rosenberg in the position, although Ms. Rosenberg will remain a member of the board.

Mr. Zell is the Chairman of the Board of Directors of Equity Group Investments, L.L.C. (EGI) a private investment company. An EGI affiliate is iDine's largest shareholder controlling approximately 21% of iDine's fully diluted shares.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IDINE REWARDS NETWORK INC.

                                            By:  /S/ Stephen E. Lerch
                                                ----------------------
                                                  Stephen E. Lerch
                                                  Executive Vice President and
                                                  Chief Financial Officer

Dated: September 23, 2002






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                                  EXHIBIT INDEX

  Exhibit
  Number            Description
----------          -----------
    99               Press Release dated September 23, 2002